Certifications
--------------
I, Charles E. Porter, a principal financial officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A;

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;

4. Each registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Each registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrant's ability to record, process, summarize, and report financial data and have identified for each registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal controls; and

6. Each registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/Charles E. Porter        Date: June 19, 2003
----------------------      -------------------
Charles E. Porter, Principal Financial Officer



Certifications
--------------
I, Karnig H. Durgarian, the principal executive officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A;

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;

4. Each registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Each registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrant's ability to record, process, summarize, and report financial data and have identified for each registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal controls; and

6. Each registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/Karnig H. Durgarian      Date: June 18, 2003
----------------------      -------------------
Karnig H. Durgarian, Principal Executive Officer



Certifications
--------------
I, Steven D. Krichmar, a principal financial officer of the funds listed on Attachment A, certify that:

1. I have reviewed each report on Form N-CSR of the funds listed on Attachment A;

2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3. Based on my knowledge, the financial statements, and other financial information included in each report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;

4. Each registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Each registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to each registrant's auditors and the audit committee of each registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrant's ability to record, process, summarize, and report financial data and have identified for each registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrant's internal controls; and

6. Each registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/Steven D. Krichmar       Date: June 18, 2003
----------------------      -------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
--------------
002 The Putnam Fund for Growth & Income
004 Putnam Income Fund
005 Putnam Global Equity Fund
008 Putnam Convertible Income-Growth Trust
041 Putnam Global Income Trust
052 Putnam Managed Municipal Income Trust
072 Putnam Master Income Trust
2MI Putnam Tax Smart Equity Fund
840 Putnam Utilities Growth & Income Fund
183 Putnam Municipal Bond Fund
184 Putnam California Investment Grade Municipal Trust
185 Putnam New York Investment Grade Municipal Trust
2IE Putnam Growth Fund
2II Putnam Capital Opportunities Fund
2OV Putnam Mid-Cap Value Fund
582 Putnam Municipal Opportunities Trust